, 1994





Rosalco, Inc.
257 America Place
Jeffersonville, IN 47130
Attn: David L. Koffman, President

Jayark Corporation
6116 Skyline Drive
Houston, TX 77057
Attn: David L. Koffman, President

Gentlemen:

     Reference is made to the Subordination Agreement dated December, 1989, together with all amendments and additions thereto (hereinafter called the "AGREEMENT"), pursuant to which Jayark Corporation subordinated the indebtedness represented by registered debentures designated as the twelve (12%) percent convertible subordinated debentures due 1994 to all indebtedness of Rosalco, Inc. to State Street Bank and Trust Company. Notwithstanding the provisions of the Agreement, it is agreed, effective immediately, that the Agreement shall be amended as follows:

     The following new Section 2(a) is hereby added to the Agreement:

          "(A) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE BORROWER MAY PAY AND THE UNDERSIGNED MAY ACCEPT AND RETAIN FOR ITS OWN ACCOUNT, PAYMENTS OF PRINCIPAL AND INTEREST ON THE DEBT SUBORDINATED HEREBY, PROVIDED (I) THERE HAS NOT OCCURRED AN EVENT OF DEFAULT (AS DEFINED IN THE LOAN AND SECURITY AGREEMENT (ACCOUNTS RECEIVABLE AND INVENTORY) DATED AS OF DECEMBER 31, 1993, BETWEEN THE BORROWER AND THE BANK) OR AN EVENT WHICH, WITH NOTICE OR LAPSE OF TIME OR BOTH, WOULD CONSTITUTE AN EVENT OF DEFAULT, (II) IMMEDIATELY AFTER GIVING EFFECT TO ANY PAYMENT OF PRINCIPAL OR INTEREST, BORROWER IS IN COMPLIANCE WITH THE DEBT TO COVERAGE RATIO SET FORTH IN SECTION 8(M) OF THE AFOREMENTIONED LOAN AND SECURITY AGREEMENT (ACCOUNTS RECEIVABLE AND INVENTORY), AND (III) PRINCIPAL PAYMENTS DO NOT EXCEED THE FOLLOWING AMOUNTS DURING THE FOLLOWING PERIODS:

111       AMOUNT                        PERIOD
          ------                        ------


          $300,000.00                   THE DATE HEREOF
                                        THROUGH APRIL 30, 1995

          $250,000.00                   MAY 1, 1995
                                        THROUGH APRIL 30, 1996

          $250,000.00                   MAY 1, 1996
                                        THROUGH APRIL 30, 1997

          $250,000.00                   MAY 1, 1997
                                        THROUGH APRIL 30, 1998

          $250,000.00                   MAY 1, 1998
                                        THROUGH APRIL 30, 1999
          $250,000.00                   MAY 1, 1999
                                        THROUGH APRIL 30, 2000

          $250,000.00                   MAY 1, 2000
                                        OR THEREAFTER"

     Kindly note that the alterations contained herein do not in any way alter, release or change any other sections contained in the Agreement.

     Please acknowledge your agreement to the foregoing by signing the enclosed copy of this letter and returning the same to the undersigned.

                              Very truly yours,

                              STATE STREET BANK AND TRUST COMPANY


                              By:
                                 ---------------------------------
                                 John D. Gaziano, Jr.
                                 Vice President
UNDERSTOOD AND AGREED TO:

ROSALCO, INC.


By:
   ---------------------------
   David L. Koffman, President

JAYARK CORPORATION


By:
   ---------------------------
   David L. Koffman, President